UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2014

SPENDSMART NETWORKS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-27145	33-0756798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

805 Aerovista Pkwy, Suite 205 San Luis Obispo, California	93401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 541-8398

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 22, 2014, SpendSmart Networks, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that on September 18, 2014, the Company closed on its acquisition of substantially all of the web related assets of TechXpress, Inc. (“TechXpress”).

This Form 8-K/A amends the Form 8-K we filed on September 22, 2014 to include TechXpress’unaudited interim consolidated financial statements for the six month period ended June 30, 2014, the audited consolidated financial statements for the year ended December 31, 2013, and the unaudited pro forma consolidated financial information related to our TechXpress acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
99.1	TechXpress unaudited interim financial statements for the year to date periods ended June 30, 2014 and 2013
99.2	TechXpress audited consolidated financial statements for the fiscal year ended December 31, 2013.
99.3	Unaudited Pro Forma Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPENDSMART NETWORKS, INC.
	By:	/s/ Alex Minicucci
Dated: December 2, 2014		Alex Minicucci
Chief Executive Officer